Exhibit 99.1

2012 Investor and Financial Analyst Day September 11, 2012 0
Welcoming Comments Whitney K. Finch Vice President, Investor Relations September 11, 2012 1
Legal Disclaimers Disclaimer and Cautionary Note Regarding Forward-Looking Statements This press release contains forward-looking statements, including forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements include, but are not limited to, statements concerning Walter Investment's plans, beliefs, objectives, expectations and intentions and other statements that are not historical or current facts. Forward-looking statements are based on Walter Investment's current expectations and involve risks and uncertainties that could cause actual results to differ materially from those expressed or implied in such forward-looking statements. Factors that could cause Walter Investment's results to differ materially from current expectations include, but are not limited to: Walter Investment's ability to implement its strategic initiatives, particularly as they relate to our ability to develop new business, including the implementation of delinquency flow programs and the receipt of new business, which are both subject to customer demand and approval, and the availability of MSRs at acceptable prices, along with the availability of capital to purchase MSRs; the Company's ability to earn anticipated levels of performance and incentive fees on serviced business; continued performance of the loans and residuals segment; economic, political and market conditions and fluctuations, government and industry regulation, including any new regulation, increased costs, and/or decreased revenues that may result from increased scrutiny by government regulators and customers on lender-placed insurance; interest rate risk; Walter Investment's ability to obtain necessary approvals and close the acquisition of RMS in a timely manner, our ability to develop new reverse mortgage business and the anticipated growth in the reverse mortgage sector, which are both subject to customer demand, approval and timing; government and industry regulation, including any new laws, regulations or policies, or changes to existing laws, regulations or policies pertaining to the reverse mortgage industry which could materially and adversely affect the participation of government and quasi-government agencies, including Ginnie Mae, in the reverse mortgage industry; U.S. competition; and other factors relating to our business in general as detailed in Walter Investment's 2011 Annual Report on Form 10-K and other periodic reports filed with the U.S. Securities and Exchange Commission. In addition, these statements are based on a number of assumptions that are subject to change. Accordingly, actual results may be materially higher, lower or different than those projected. The inclusion of such projections herein should not be regarded as a representation by Walter Investment that the projections will prove to be correct. This presentation speaks only as of this date. Walter Investment disclaims any duty to update the information herein. Non-GAAP Financial Measures To supplement Walter Investment's consolidated financial statements prepared in accordance with GAAP and to better reflect period-over-period comparisons, Walter Investment uses non-GAAP financial measures of performance, financial position, or cash flows that either exclude or include amounts that are not normally excluded or included in the most directly comparable measure, calculated and presented in accordance with GAAP. Non-GAAP financial measures do not replace and are not superior to the presentation of GAAP financial results, but are provided to (i) measure the Company's financial performance excluding depreciation and amortization costs, corporate and MSR facility interest expense, transaction and merger integration-related costs, certain other non-cash adjustments, the net impact of the consolidated Non-Residual Trust VIEs and certain other items as defined by our first and second lien credit agreements, including, but not limited to pro- forma synergies, (ii) provide investors a means of evaluating our core operating performance and (iii) improve overall understanding of Walter Investment's current financial performance and its prospects for the future. The GAAP and non-GAAP financial results for RMS reflect estimated 2012 pro forma results for RMS under the fair value option methodology of accounting for HECM reverse mortgages and related HMBS debt. This is the methodology Walter Investment expects to utilize for RMS after the acquisition is completed. Specifically, Walter Investment believes the non-GAAP financial results provide useful information to both management and investors regarding certain additional financial and business trends relating to financial condition and operating results. In addition, management uses these measures for reviewing financial results and evaluating financial performance. The non-GAAP adjustments for all periods presented are based upon information and assumptions available as of the date of this presentation. 2
Opening Remarks Mark J. O'Brien Chairman and Chief Executive Officer September 11, 2012 3
4 Walter Investment Management Corp. Unique business services company providing specialized servicing of credit-sensitive residential loans. Customers are GSEs, major U.S. banks and other owners and servicers of residential loans. Fee-based, capital-efficient business model designed to drive improved credit performance and meet high standards for regulatory compliance on serviced portfolios. Company overview Walter Investment (NYSE AMEX: WAC) total return Fifty-plus years of experience servicing credit-sensitive consumer loans using "high-touch" servicing protocols. Spun off from prior parent and began trading under ticker "WAC" in April 2009. Completed acquisition of Green Tree Credit Solutions on July 1, 2011. Signed Definitive Agreement to acquire Reverse Mortgage Solutions, Inc. August 31, 2012. Based in Tampa, Florida with over 2,600 employees in 27 states. Market cap of $967 million as of September 7, 2012. 62% in 2012 419% Since Inception
Investment Thesis 5 WAC is highly focused on delivering significant returns to shareholders.
Strategic Overview Denmar Dixon Vice Chairman and Executive Vice President September 11, 2012 6
Strategic Overview Maximize opportunities currently presented by the market cycle while positioning the Company for sustained growth in a normalized market Dynamic Sector: Ability to adapt and capitalize on opportunity will drive results 7 Organic Flow Purchased MSR Originations Leverage Scale, Business Development and Core Competencies Capitalize on Scale Core Competencies Extend Platform Diversify Revenue Streams Replenish and Grow the Core Ancillary Strategic Opportunities Build out Ancillary Business Around the Core Capitalize on Strategic Opportunities
8 Building Scale and Sustainability in the New Environment Market Disruption 2007 - 2013 Aggregation Phase 2010 - 2016 Transition Phase 2013 and Beyond Severe economic impact Portfolio performance Servicing model broken Regulatory oversight Capital impact Servicing market consolidation Massive servicing transfers Prime servicers retrench: Costs/regulatory/ performance/model driven On-going regulatory and capital pressures Specialty servicer role redefined Prime servicers outsource Specialty servicers lead consolidation Flow agreements - DQ and new originations GSE roles redefined Private label returns? Originations more specialized 2013 2018 2017 2016 2015 2014 And Beyond 2007 2012 2011 2010 2009 2008 2013 2010 2015 2014 2013 2012 2011 2016
Capitalizing on Opportunity 9
Green Tree Overview Keith A. Anderson President and CEO, Green Tree September 11, 2012
Green Tree Overview 11 Green Tree provides loan servicing to an $81.8 billion portfolio, consisting of just over 1 million loans in a diverse mix of residential mortgages, manufactured housing loans and consumer installment loans Committed to a differentiated, high-touch servicing approach Utilizes geographically distributed, SPOC relationship- based collection methodologies Derives value and earnings through superior servicing performance Green Tree provides complementary services that generate additional diversified, high-margin, fee-based earnings with negligible credit risk Green Tree's insurance agency services over 200,000 outstanding policies Asset recovery services 300,000 active notional accounts Investment management business manages 3rd party capital focused on distressed mortgages Originations does refinancing on qualified servicing customers Recurring, contractual revenues High margins Asset-light business model Minimal credit risk u u u u 11
Complementary Business Lines Investment Management Insurance Agency Asset Receivables Management (ARM) Originations Retail Channel Reverse Mortgages Credit Card (Agency) Component servicing FHA Originations Third- Party Servicing New Investors Reverse Mortgages Green Tree leverages its core servicing business and captive customer base to provide several supplemental services. Its business lines include: Third-Party Servicing Primary business Source of customers and data for other businesses Asset Receivables Management (ARM) Sourced through existing servicing pools or new clients Extension of customers and data from loan servicing Insurance Agency Obtain customers from servicing Contractual obligation in PSAs for loan servicing require insurance coverage High penetration rates with MH customers Investment Management Retain servicing for all investments Source, diligence, purchase new portfolios Identifying new third party investors to partner with Originations Extend value of servicing MSRs Generates incremental fee income Expansion opportunities Servicing - Component, FHA ARM - Auto, Card Originations - Retail, Product set Each business generates fee income and creates little or no credit, liquidity or capital risk Auto (Agency) 12
Complementary Business Lines (cont.) 13 Third Party Loan Servicing Substantially all loan servicing contracts are for life of loan Recurring revenue base with modest annual run-off Repeat business from client base Strong revenue visibility Low - subservicing Med - potential advancing on purchased MSRs Capital requirement Limited Servicer advance line Balance sheet MSR (LOCM) risk MSR financing Credit risk 1 and 3 year policy terms with consistent renewal rates Consistent historical penetration rates of MH portfolio (45%) Benefiting from growth in 1st lien mortgages Negligible None Asset Receivables Management Two Products: ARM - transfer loans for life Rights to deficiency collections on the majority of serviced loans Agency - pursue collections for defined strategy or time period None None None None Investment Management $1B of managed assets today from original fund Contractual Base Management Fee plus percentage of earnings over hurdle Low Negligible for investment management Originations Today brokering loans to 3rd party banks 4Q12 - will bank (close loans) in Green Tree name Low Medium (Limited to HARP 2.0 program) Low Medium - short- term warehouse debt Insurance Agency Investment Management Originations 13
Organizational Chart 14 14
Green Tree Presence 15 Green Tree's unique, borrower-centric approach provides personal contact at critical customer touch points Servicing 1,877 FTE Servicing 1,877 FTE Servicing 1,877 FTE Originations 31 FTE Originations 31 FTE Investment Management 12 FTE Insurance Agency 31 FTE Insurance Agency 31 FTE ARM 136 FTE ARM 136 FTE Landmark ARM 7 FTE Shared Services 401 FTE Shared Services 401 FTE St. Paul Centers Regions Tustin St. Paul/ Tempe St. Paul St. Paul Rapid City Tempe Painesville/ Fort Worth Tempe St. Paul Centers/ Arlington VA 174 1,029 674 29 2 12 4 27 92 44 7 334 67 2,495 Employees 15
Sustainable Growth 16 Four Paths Toward Sustaining Growth 16
Loan Servicing Business 17 Green Tree's core business is fee-for-service third-party mortgage loan servicing Services a wide range of consumer assets including traditional 1st lien mortgages, home equity and other consumer installment loans Third party loan servicing on open / active accounts Largest servicer of manufactured housing loans in the U.S. Key drivers of earnings growth include: Adding profitable portfolio growth Spreading fixed costs over broader base Earning incremental ancillary/incentive revenues EBITDA ($ in millions) Total UPB and Number of Accounts ($ in millions) 17
Loan Servicing Business (cont.) 18 Focus on portfolio owners that retain credit risk on their balance sheet Manufactured housing legacy book provides a stable, profitable base Best-in-Class servicer with delinquency rates amongst the lowest in the industry for comparable asset classes Decentralized, "high touch", borrower-centric servicing model Approved FNMA and FHLMC servicer and approved under government's HAMP program Highly rated mortgage servicing platform evaluated by Moody's, S&P and Fitch Servicing fees: Generally based on a $ per loan or percentage of underlying loan UPB and varies by asset class Contractual fees are recurring and predictable Majority are senior in priority and no risk of non-payment Incentive fees earned based on performance of loan pools (at pool level or transaction based) Ancillary fees: Service / billing fees, late fees, loan modification fees, and other fees Primary driver of segment revenue is size of servicing portfolio Margins have remained consistent New business boarded has demonstrated strong growth Green Tree has demonstrated a superior track record over the past three years boarding $85 billion of UPB Third -Party Loan Servicing Key Revenue Drivers Breakdown of Servicing Revenue ($ in millions) Consolidated Serviced Portfolio at 6/30/12 18
Diversified Portfolio (1) 19 By Asset Type - UPB in billions By Contract Type - % of total By Customer Type - % of total Number of Loans - By Asset Type Number of Loans - By State (1) All data as of 6/30/2012. 19
Recurring Earnings 20 The company has added significant recurring earnings each year since 2008 Each new portfolio provides a predictable cash flow stream for several years to come Over 60% of 2012 EBITDA relates to servicing boarded in 2010 and prior New business added since 2008 has higher margins on a % and a per loan basis than legacy Servicing portfolio provides consistent predictable performance once boarded EBITDA by Vintage Year of Boarding 2008 2009 2010 2011 6/30/2012 New Servicing Volume Added ($B) 6.2 15.5 3.1 57.7 2.8 Cumulative Volume Added ($B) 6.2 21.7 24.8 82.5 85.3 Total Serviced UPB ($B) 25.0 36.0 35.4 86.0 81.8 20
Asset Receivables Management 21 Pursues collection of deficiency balances When loan balance exceeds proceeds from liquidating the collateral on a defaulted loan contract In certain instances, when a loan is charged off Complementary and a hedge to third party loan servicing New portfolios historically sourced as an adjunct to existing servicing relationship Focused today on mortgage products (1st and 2nd lien) due to abundance of foreclosures Two channels ARM - life of loan business Agency-hired as an agent to perform collections for a defined period of time (launched September 2012) Earn revenue based on successful collection on deficient accounts on a contingency fee basis Retain 20 - 40% of cash collected on behalf of 3rd party Minimal capital expenditures and no credit risk Efficient staffing model delivers attractive returns 21 Product Overview Key Profitability Drivers EBITDA ($ in billions) ($ in millions) Deficiency Notional Balance ($ in billions) $32 21
Insurance Agency 22 Established in 1975 with operations in Rapid City, SD and St. Paul, MN Nationwide agent of insurance products to homeowners (also offers other ancillary insurance products) Sells and services comprehensive third party P&C products with an emphasis on homeowners insurance ~45% penetration of MH loans, ~3% of 1st lien residential mortgage loans No underwriting risk or claims exposure Complementary cross sell to servicing business with customer base overlap Stable, predictable revenue streams with low expense base, minimal capital expenditures and no credit risk Primary carriers : Assurant (A.M. Best rating: A) and American Modern Insurance Group (A.M. Best rating: A+) Commission revenue: percentage of the net written premium Ancillary revenue sources Selling other insurance products Service / billing fees Warranty / service contracts Current revenue for business closely tied to the size of MH loan portfolio given its high penetration rate Future growth tied to additional 1st lien residential servicing and originations Approximately 37% of Agency's EBITDA is attributed to our Lender Placed Insurance Product Business Overview Key Profitability Drivers EBITDA ($ in millions) Policy Counts (1) Fewer new setups than previous quarters (1) 22
Originations Business 23 Obtained Fannie Mae approvals during 2Q12 Initial focus on customer retention and mining the existing Green Tree portfolio 270,000 Fannie Mae current customers Lower risk-minimal credit/valuation underwriting Sold through Fannie Mae within 7 days (guaranteed take out) Licensed in 46 states. Green Tree will broker in remaining states to various joint marketing partners Investments made in staffing, technology, space and marketing programs of approximately $1.0 MM Expect first banked loans to be closed in October 2012 with achieving scale by year-end Entered into a 3-way partnership with Fannie Mae and a national lender to execute a short- term marketing campaign Servicing returned to Green Tree Marginal profit expected Business Overview Key Profitability Drivers Number of leads, contacts, pull through rates, pricing Gain on Sale 1.0% Origination fees 2.25 Gross revenue 3.25% "All in" cost to originate 1.5 (1) Net profitability 1.75% (during ramp-up) (1)Cost to originate assumes 1,500 loans per month are originated; values are provided as illustrative examples only and may not represent actual results. Strategic Direction Expand product array in 2013 FHA FRE Reverse mortgages New distribution channels Retail, wholesale (build or buy optionality) 23
Originations - Infrastructure of Business 24 Centralized Functions Quality Control Compliance Legal Human Resources Internal Audit 24
Green Tree's existing contact points generate leads 25 25 Lead Generation Database 25
Leveraging Customer Contact Opportunities 26 Database of HARP-eligible accounts Inbound from HARP- Eligible Borrower - Reactive Response Outbound to HARP - Eligible Borrower - Proactive Engagement IVR: offer HARP overview menu with direct transfer to CSR for "warm up" prior to transfer to LO for app. Billing Statement: include message and HARP welcome page address for immediate action Call Center: reconfirm HARP eligibility, answer any borrower concerns and warm transfer call to LO E-Mail: include HARP benefit message with TFN, live link to information page, and eligibility checklist Collections: reconfirm HARP eligibility with borrower, address any issues and transfer to LO Collections: inform borrower of potential HARP eligibility and warm transfer call to loan officer Website: post link to HARP information page and provide eligibility checklist and link to loan application Payoff Quote: include HARP overview with TFN and welcome page URL along with payoff information Written or Email Query: include HARP welcome page URL and TFN in written reply to borrower Non-Statement Mail: add collateral page with HARP information and TFN and web address for assistance Flagged for Engagement 26
Summary 27 We continue to see large opportunities in a rapidly growing and changing specialty servicer industry Our asset light, fee income-based model continues to drive value Regulatory change is our biggest challenge and brings with it our largest opportunities Our Originations Business will develop into a key contributor in servicing valuation as well as earnings in 2013 and beyond Green Tree is positioned well today to take full advantage of the market opportunities 27
Appendix
29 Use of Non-GAAP Measures Generally Accepted Accounting Principles ("GAAP") is the term used to refer to the standard framework of guidelines for financial accounting. GAAP includes the standards, conventions, and rules accountants follow in recording and summarizing transactions and in the preparation of financial statements. In addition to reporting financial results in accordance with GAAP, the Company has provided non-GAAP financial measures, which it believes are useful to help investors better understand its financial performance, competitive position and prospects for the future. Core earnings (pre-tax and after-tax) ,core earnings per share and Pro Forma Adjusted EBITDA are financial measures that are not in accordance with GAAP. See the Non-GAAP Reconciliations above for a reconciliation of these measures to the most directly comparable GAAP financial measures. Core earnings (pre-tax and after-tax) and core earnings per share measure the Company's financial performance excluding depreciation and amortization costs related to business combination transactions, transaction and merger integration-related costs, certain other non-cash adjustments, and the net impact of the consolidated Non-Residual Trust VIEs. Pro Forma adjusted EBITDA measures the Company's financial performance excluding depreciation and amortization costs, corporate and MSR facility interest expense, transaction and merger integration-related costs, certain other non-cash adjustments, the net impact of the consolidated Non-Residual Trust VIEs and certain other items as defined by our first and second lien credit agreements, including, but not limited to pro-forma synergies. Core earnings (pre-tax and after-tax) and core earnings per share may also include other adjustments, as applicable based upon facts and circumstances, consistent with the intent of providing investors a means of evaluating our core operating performance. The Company believes that these Non-GAAP Financial Measures can be useful to investors because they provide a means by which investors can evaluate the Company's underlying key drivers and operating performance of the business, exclusive of certain adjustments and activities that investors may consider to be unrelated to the underlying economic performance of the business for a given period. Use of Core Earnings and Pro Forma Adjusted EBITDA by Management The Company manages the business based upon the achievement of core earnings, Pro Forma Adjusted EBITDA and similar targets and has designed certain management incentives based upon the achievement of Pro Forma Adjusted EBITDA in order to assess the underlying operational performance of the continuing operations of the business for the year and to have a basis to compare underlying operating results to prior and future periods. Limitations on the Use of Core Earnings and Pro Forma Adjusted EBITDA Since core earnings (pre-tax and after-tax) and core earnings per share measure the Company's financial performance excluding depreciation and amortization costs related to acquisitions, transaction and merger integration-related costs, certain other non-cash adjustments, and the net impact of the consolidated Non-Residual Trust VIEs, they may not reflect all amounts associated with our results as determined in accordance with GAAP. Pro Forma Adjusted EBITDA measures the Company's financial performance excluding depreciation and amortization costs, corporate and MSR facility interest expense, transaction and merger integration-related costs, certain other non-cash adjustments, the net impact of the consolidated Non-Residual Trust VIEs and certain other items as defined by our first and second lien credit agreements, including, but not limited to pro-forma synergies, they may not reflect all amounts associated with our results as determined in accordance with GAAP Core earnings (pre-tax and after-tax), core earnings per share and Pro Forma Adjusted EBITDA involve differences from segment profit (loss), income (loss) before income taxes, net income (loss), basic earnings (loss) per share and diluted earnings (loss) per share computed in accordance with GAAP. Core earnings (pre-tax and after-tax) ,core earnings per share and Pro Forma Adjusted EBITDA should be considered as supplementary to, and not as a substitute for, segment profit (loss), income (loss) before income taxes, net income (loss), basic earnings (loss) per share and diluted earnings (loss) per share computed in accordance with GAAP as a measure of the Company's financial performance. Any non-GAAP measures should be considered in context with the GAAP financial presentation and should not be considered in isolation or as a substitute for GAAP earnings. Further, the non-GAAP measures presented by Walter Investment may be defined or calculated differently from similarly titled measures of other companies. . .
Q2 2012 Pro Forma Adjusted EBITDA(1) 30 Pro Forma Adjusted EBITDA is presented in accordance with its definition in the Company's credit agreements and represents income before income taxes, depreciation and amortization, interest expense on corporate debt, transaction and integration related costs, the net effect of the non-residual VIEs and certain other non-cash income and expense items. Pro Forma Adjusted EBITDA also includes an adjustment to reflect pro-forma synergies and, for periods prior to the acquisition, adjustments to reflect Green Tree as having been acquired at the beginning of the year. ($ in millions)
Q1 2012 Pro Forma Adjusted EBITDA(1) 31 Pro Forma Adjusted EBITDA is presented in accordance with its definition in the Company's credit agreements and represents income before income taxes, depreciation and amortization, interest expense on corporate debt, transaction and integration related costs, the net effect of the non-residual VIEs and certain other non-cash income and expense items. Pro Forma Adjusted EBITDA also includes an adjustment to reflect pro-forma synergies and, for periods prior to the acquisition, adjustments to reflect Green Tree as having been acquired at the beginning of the year. ($ in millions) 31
32 Q4 2011 Pro Forma Adjusted EBITDA(1) Pro Forma Adjusted EBITDA is presented in accordance with its definition in the Company's credit agreements and represents income before income taxes, depreciation and amortization, interest expense on corporate debt, transaction and integration related costs, the net effect of the non-residual VIEs and certain other non-cash income and expense items. Pro Forma Adjusted EBITDA also includes an adjustment to reflect pro-forma synergies and, for periods prior to the acquisition, adjustments to reflect Green Tree as having been acquired at the beginning of the year. ($ in millions) 32
33 Q3 2011 Pro Forma Adjusted EBITDA(1) Pro Forma Adjusted EBITDA is presented in accordance with its definition in the Company's credit agreements and represents income before income taxes, depreciation and amortization, interest expense on corporate debt, transaction and integration related costs, the net effect of the non-residual VIEs and certain other non-cash income and expense items. Pro Forma Adjusted EBITDA also includes an adjustment to reflect pro-forma synergies and, for periods prior to the acquisition, adjustments to reflect Green Tree as having been acquired at the beginning of the year. ($ in millions) 33
September 11, 2012 Regulatory Overview Brian F. Corey Senior Vice President, General Counsel
New and Expanding Loan Servicer Regulation 35 Background Increased mortgage loan defaults and foreclosures in housing market downturn led to new regulatory scrutiny of servicing industry and practices Perception of a relatively unregulated industry Legislative and regulatory response Federal Dodd-Frank Act (July 2010) CFPB established as new regulator TILA and RESPA amended to create new mortgage servicing requirements and prohibitions U.S./Multi-state AG national settlement with 5 largest servicers OCC/OTS/Federal Reserve consent orders with 14 banks SCRA amendments CFBP Supervision and Examination Manual (includes 9 modules on loan servicing) 35
New and Expanding Loan Servicer Regulation 36 State and local: Increased regulatory examinations and investigations New licensing requirements for servicers From 2008 forward, a vast array of new and revised loan servicing laws and regulations have been enacted or promulgated, including requirements and restrictions related to: loan modifications and other loss mitigation dual-track activities SPOC foreclosure prevention and mediation affidavits and declarations robo-signing default and foreclosure notices and procedures Service member relief (mini-SCRAs) deficiency balances time-barred debt property preservation and registration payoff statements lien releases error corrections late fees billing statements tenant protections 36
Current Regulatory Matters 37 37 37
Current Regulatory Matters 38 38 38
Current Regulatory Matters 39 CFPB (cont.) Error resolution and information requests Information management policies and procedures Early intervention with delinquent borrowers Continuity of contact with delinquent borrowers Loss mitigation procedures Comment period ends on October 9, 2012 Final rules expected in January 2013 If final rules are adopted as currently proposed, no material hurdles to implementation State and local Continue enactment of new loan servicing laws at a heightened pace in 2012: More than 30 states have passed over 48 laws so far this year 39
Law Change Implementation 40 Challenge: Staying abreast of changes In a rapidly evolving regulatory environment, imperative to identify, analyze and implement new legal requirements and restrictions Accomplished by Utilizing well-established and broad ranging information resources for legislative, regulatory and case law changes Reviewing and analyzing new laws by experienced in-house and outside counsel Creating charts that compare each new requirement or restriction to existing practices Holding regularly scheduled meetings with senior management to review and implement Preparing and distributing policies, procedures, forms and employee alerts (all reviewed and approved by Compliance Department) Conducting employee training Performing post-implementation audits and quality control 40
September 11, 2012 Business Controls & Client Management Mark A. Atencio SVP, Business Controls & Client Management
Business Controls
Business Controls Continue to Work 43 Green Tree has the necessary independent controls and processes to mitigate risk. This is monitored through: Legal and Compliance Departments Internal Audit Quality Control Call Monitoring Policy and Procedures These controls and functions exist to mitigate regulatory, litigation, reputational and financial risks. These control points have met or surpassed the requirements of Fannie Mae, Freddie Mac, Moody's, S & P, Fitch and various Private Mortgage Insurance ("PMI") companies based on their reviews. Green Tree is committed to: Promoting consistency through control efforts Providing on-going development and training Enhancing skills that will provide superior services to our customers Annual External Audits State Regulatory Agencies Ernst & Young Bank of America (Quarterly) Citigroup Greenwich Surety Companies: FSA, AMBAC and MBIA Green Tree Oversight Committee Fannie Mae Ernst &Young Provides: Financial USAP SAS 70 HUD Reg AB 43
Independent Controls and Monitoring 44 Best in class Licensing Group (AVP w/20 years ) Strong regulatory compliance practice areas Implemented new procedures for tracking and implementing new foreclosure laws Co-sourced IA approach with PwC provides access to broader skill and expertise Expanded post conversion/follow-up audit process Focus on high risk conversion elements 40+ scheduled audits per year Legal VP with 7 full time staff Independent collector call monitoring and discipline process 200+ scheduled audits per year Dedicated personnel for special servicing and GSE protocols Implemented HAMP audit procedures Enhanced Reg AB testing 700+ scheduled audits per year 100,000 Quality Monitoring Calls Servicing Business Compliance Quality Control Legal Internal Audit
Policy and Procedure Controls
Policy and Procedures Change Control 46 Distribute Notification Of New/Revised Policy Update Online Manuals Library Work with Requestor to Create New/Revised Draft Request Source: Corporate Compliance Business Unit Internal Audit Quality Assurance P&P Project Documentation Publication Time Line Maintaining alignment of servicing protocols with federal, state and client requirements is extremely important in this environment of constant change. Policy and procedure publications will reach 5,000 in 2012 (88% increase from 2011) 46
Policy and Procedures Change Control (Continued) 47 Online Manual Libraries Link on Lotus Notes Desktop Easy and accessible Available to applicable user groups, including: Mortgage Collections Consumer Collections Manufactured Home Collections Originations Loan Servicing Corporate Accounting Customer Service Recovery Services Manufactured Home Titling Divisional Document Custody 47
Client Management
Client Management - Client Single Point of Contact 49 Client Management is the single point of contact for client / asset owner in their ongoing Green Tree relationship. Monthly performance reviews Monthly reports Weekly meeting Daily loan level interaction Ad hoc reporting Client Management SPOC Model Client COMMUNICATION Single strong relationship with client High client satisfaction Consistent communication Strong department accountability Client Management Business Development Loan Boarding Operations COMMUNICATION COMMUNICATION COMMUNICATION 49
Client Management Involvement 50 Client Management's involvement reaches across a multitude of asset owner requirements and expectations. 50
Sample Monthly Performance Review Agenda Time Discussion Topic Performance Deck Slide(s) Presenter(s) 11:00 am - 11:30 am Performance Review First Liens and Lot Loans Performance Report 4.1.10 First Liens Performance Report 12.1.10 First Liens Performance Report 4.1.10 Lot Loans Servicing Protocol and Project Discussion 4 - 31 Client Management 11:30 am - 12:00 pm Performance Review Second Lien Product Performance report 5.1.11 Transfer Performance report 3.1.11 Transfer Performance report 11.1.08 Transfer Performance report 3.1.10 Transfer Servicing Protocol and Project Discussion 32 - 82 Client Management 12:00 pm - 12:30 pm Performance Review Legacy Collections Recovery Assets Review of Recovery collections on assets that move to Green Tree ARM from Green Tree Collections. Servicing Protocol and Project Discussion 83 - 100 Client Management Client Management leads ongoing discussions on new, pending, or completed servicing protocol changes or governance requirements. Separate meetings are held with various members of Green Tree's Business Control and the Client's governing departments. 51
Servicing Ratings

Strong Servicer Ratings

Green Tree Servicing has Above Average servicer ratings from three rating agencies

Approved FNMA servicer, FHLMC servicer, licensed in 50 states and carries the following servicer ratings:

Rating Agency	Category	Rating
Fitch	Special Servicer	RPS2+ (affirmed 11/11)
Fitch	HLTV (upgraded)/Second Lien /HELOC/Subprime	RPS2 (HLTV Upgraded / others affirmed 11/11)
Fitch	Prime	RPS2- (Assigned 11/11)
Moody's	Sub-prime	SQ2- (affirmed 5/12)
Moody's	Second Liens and Manufactured Housing	SQ2 (affirmed 5/12)
Standard & Poor's	Manufactured Housing /Sub-prime/HLTV	Above Average (affirmed 12/11)
Standard & Poor's	Subprime/Subordinate	Above Average (affirmed 12/11)
Standard & Poor's	Special Servicer	Above Average (upgraded 12/11)

"This rating reflects Green Tree's borrower-centric, high touch servicing model, its dedicated borrower contact process, its experienced and highly tenured management team, and its significant investment in technology… This includes a single point of contact model, which has been in place for over six years, and that assigns full ownership and accountability"
Fitch Ratings – November 2011

"The company's subprime rating is based on above average collection abilities, average loss mitigation abilities and strong foreclosure and REO timeline management. The second lien rating is based on Green Tree's strong collection and loss mitigation abilities. Green Tree's foreclosure and REO timeline management assessment for subprime was upgraded to strong from above average. The company improved liquidation timeline results despite deteriorating market conditions and a growing inventory."
Moody's Investor Services – May 2012

"The raised ranking for residential special servicing reflects the company's ability to grow its special serviced portfolio while also maintaining its fine controls. The affirmed rankings reflect its experienced management, competitive servicing metrics, and well-designed internal controls."
Standard and Poor's – December 2011

Walter INVESTMENT MANAGEMENT CORP.
green tree
53
Servicing Overview Thomas J. Franco Executive Vice President, Servicing September 11, 2012
Borrower-Centric Servicing 55 Model ideally suited for scaling up for new servicing queues Localized operating model is supported by three regional servicing centers as well as 27 local market offices or field presence locations. Because of our unique "distributed" servicing collections model, we are not dependent on the availability of employees in only one or two metropolitan area markets, but can hire, train and place employees in 21 separate offices across the nation. Corporate Headquarters St. Paul, Minnesota Service Centers Tempe, Arizona; Phoenix, Arizona; Fort Worth, Texas; Rapid City, South Dakota Green Tree Originations Tustin, California; Tempe, Arizona; St. Paul, Minnesota Green Tree ARM Recovery Center Painesville, Ohio; Tempe, Arizona Green Tree Investment Management St. Paul, Minnesota Green Tree Insurance Agency Rapid City, South Dakota; St. Paul, Minnesota Birmingham, Alabama Rancho Cucamonga, California Jacksonville, Florida Tampa, Florida Kennesaw, Georgia Lexington, Kentucky Baton Rouge, Louisiana Mendota Heights, Minnesota Earth City, Missouri Missoula, Montana Bedford, New Hampshire Greensboro, North Carolina Columbia, South Carolina Goodlettsville, Tennessee Arlington, Texas San Antonio, Texas Fredericksburg, Virginia Federal Way, Washington In addition to the regional collection offices Green Tree has physical presence for REO and Field Call representation in the following states which provide nationwide coverage: Arizona Arkansas Colorado Indiana Michigan New Mexico Ohio Oklahoma Pennsylvania Office Locations Regional Collection Offices Regional REO and Field Call Coverage 55
Customer Service
Customer Service Overview Customer Service is located in Rapid City, South Dakota; Fort Worth, Texas; and San Antonio, Texas. Provides Assistance and Support to Green Tree Customers: Total Portfolio - 1.0MM loans / $81.8 billion Payoff requests Verification of Mortgage Update customer information Research Correspondence 57 57
Key Metrics and Productivity 58 Key Metrics and Production Standards Productivity Expectations Average Speed of Answer = measures average speed calls are answered in seconds Abandonment Rate = percent of calls unanswered by a live agent CUSTOMER SERVICE CUSTOMER SERVICE Key Metrics Standard Average Speed of Answer 60 Gross Abandonment Rate Less than 5.0% Average Talk Time 4.0 Minutes First Call Resolution 85.0% Call Per Hour 12.8 58
Front End Collections (1 - 29 days past due)

Modeling Process / Approach

- Green Tree has internal resources dedicated to building statistical models to support Front End collection efforts
- Key driver for collection efforts are One Cycle Behavior Models
  - Credit scorecards that predict the likelihood of 1-29dpd accounts rolling to 30-59dpd bucket next month
  - Division specific models, developed in late 2007 using actual GT performance
  - Scorecards validated in early 2009 on GT legacy accounts and all converted accounts. Overall, validations indicate models are performing well.
  - Key predictors include: historical delinquency, master file/loan attributes, refreshed credit bureau attributes (obtained every 120 days from Trans Union)
- One Cycle models feed Collection Strategies
  - Based on model score, accounts are placed into grades from A (lowest risk of rolling to 30day bucket) to F (highest risk of rolling to 30day bucket)
  - Based on grade, specific collections actions are assigned
- Strategies/Grades feed Aspect call routing
  - Low risk accounts are called at later days past due
  - High risk account are called at earlier days past due
- Monthly reporting of scorecards and strategies to identify any issues quickly

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Statistical Benefit to Green Tree Approach 61 Champion/Challenger approach allows for constant improvements to strategies and treatments Varying strategies tested head-to-head, superior strategy becomes Champion and new Challenger developed for further testing Grading accounts based on risk provides maximum results and keeps expenses minimized Minimal efforts exerted on low risk accounts that are very likely to cure without treatment Maximum efforts exerted on high risk accounts 61
Back End Collections (30+ days past due)
Single Point of Contact (SPOC) Life-of-Loan 63 Green Tree Servicing assigns a dedicated associate to each loan boarded for the life of the loan. This method is used for all product types and all investors. The SPOC is the advocate on behalf of any borrower experiencing payment issues - throughout the delinquency, loss mitigation, bankruptcy, foreclosure and loan resolution processes. Counsels the borrower based upon their circumstances and investor protocol. 63
Life-of-Loan Accountability 64 Goal Driven: Dollars at Risk Mentality Champion Challenger Strategy Approach Individual 30, 60, 90-Day Accountability Investor Protocol Strategies Power Dialer(s) Imaging System Management Controlled Electronic Queuing & Reporting Roll Backs by Collector NSF Reports 13 Month Delinquency and Defaults by Collector Month End Goals & YTD Goals Achieved (month over month) Legal Milestones Manager Account Review 64
Loss Mitigation
Strategies to Get Customers Performing 66 Green Tree's loss-mitigation strategies and tactics rely on: Predictive analytics to identify target account pools of high-risk accounts Proprietary loan performance database of 1.35 million loans supports credit risk models and drives execution of complex collection and loss mitigation strategies Identified "at-risk" loans, regardless of status, would be queued to a 30+ Collector. The advantage in addressing financial hardships much earlier in the delinquency cycle and improves the likelihood loss mitigation will achieve a positive outcome. Accurate valuations to support informed decisions to maximize return Primary use of BPOs for first lien with use of AVMs for HAMP and other loss mitigation In-house staff appraisal team for QC Early Stage Focus - Early contact with borrowers and problem identification in the first 30 day window enabling early problem resolution ('can't pays' vs. 'won't pays') Raises conversion rate-percentage of borrower contacts that result in appropriate servicing outcome for borrow and investor Risk Factors 66
Loss Resolution/Loss Mitigation process 67 Deed in Lieu: Designed to reduce the cost of foreclosure with the owner signing the deed to the property to the lender in Lieu of foreclosure. Short Sale: Designed to Reduce Losses - A short sale occurs when a mortgage servicer agrees to accept less than they are owed for an outstanding loan. Short Term Rate Mod: Designed to deal with a temporary or permanent hardship. Last up to 12 months but account can be re-evaluated and a STRM can be processed yearly. Deferment: Designed for chronic 60 and 90 day accounts that can't pay the full arrears, who have demonstrated an ability to make future payments. (They continually roll from 90 to 60, or, 60 to 30.) Rate Modification: Designed to deal with permanent income reduction. Customer must budget under the new terms and demonstrate intent. Settlement: Targets Back-End accounts that represent minimum to zero recoveries if repossessed. Re-Payment Plan: Designed to allow borrowers to add a specified amount to each payment to cure past due amount Assumption: Customer intention is to abandon their obligation. They want an option to transfer the existing mortgage to another qualified borrower. The borrowers intent, capacity and delinquency can dictate loss mitigation alternative utilized for resolutions 67
Foreclosure
Foreclosure Overview 69 Organizational Structure Nationwide foreclosure activity is aligned under one manager Consistent accountability in the process Foreclosure activity occurs within three centers and regional locations Foreclosure representatives are assigned cases by property state location Control Process Utilize both the GSE Attorney Networks and Green Tree approved attorneys Foreclosure reps are incented based on meeting Fannie Mae approved guidelines Regular audits by Quality Assurance to measure foreclosure initiation, quality and timeline management Attorney Approval and Annual Assessment Redeveloping plan under OCC Consent Order Requirements 69
Bankruptcy Collections
Bankruptcy Strategies 71 Lexis Nexis daily searches the Bankruptcy Court database, down loads new bankruptcies filed Limiting exposure to sanctions. Mitigate risk by increasing re-affirmations Bankruptcy system of Record is UCSe Allows plan entry Systemically moves post bankruptcy due date Tracks payments and delinquency Extensive reporting Accounts grouped by Region/State/Delinquency 900 accounts / APE ( all lines) Aggressively pursue delinquent post filing accounts Motions filed at 60 days against debtor and/or Trustee Loss Mitigation HAMP and regular Modifications Short Sale and DIL for surrenders 71
REO
Life Cycle of REO 73 FC SALE 2 DAYS 21 DAYS 100 DAYS 140-160 DAYS Referral to REO Occupancy Listed Under Contract Closing PRE-MARKETING STAGE MARKETING STAGE CLOSING STAGE 73
Asset Receivables Management Thomas J. Franco Executive Vice President, Servicing September 11, 2012

GT ARM Overview

2006	2007	2008	2009	2010	2011	2012

2006: GT seizes opportunity to extend "Servicing" to recovery of charged-off accounts. ***Recovery function is launched.***

2008: Q4 2008, first external deficiency portfolio enters Recovery. ***Portfolio diversity begins.***

2009: "Great Recession" and resulting charge-off volume overwhelm traditional servicers. ***GT invests in management needed to build premier ARM business and generate incremental value.***

2010: To maximize profitability and create a sustainable, viable business, ***additional investments in staff, technology and infrastructure are made.*** ARM opens east coast facility.

2012: In response to market demand for "Agency" type processing, ***GT ARM launches Landmark.***

Cumulative Net Revenue Growth Rate 2008 - 2012


250.0%
200.0%
150.0%
100.0%
50.0%
0.0%
2009
2010
2011
2012

GT's market position, experience, and business acumen enable management to quickly identify and successfully respond to changing market conditions.

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green tree
75

GT ARM Overview (continued) 76 Multi-site operations: Tempe, AZ and Painesville, OH 146 ARM employees exclusively focused on receivables management Nationwide licensing and multilingual capabilities Managed assets of $12.3 billion Established agency management Established and proven legal network Leverage GT support functions (Finance, Accounting, HR, IT, Compliance, Client Management/Business Development) Core Functions Dialer and manual calling Short sales BK Legal Agency (primary, secondary, tertiary) Portfolio management ARM Processing Protocols Traditional TOS Agency (Landmark) 76
GT ARM Portfolio Composition 77 In response to market demand, management proactively expanded and diversified the portfolio of residential assets. Total MH (LH + CH) has declined from 87% of UPB in 2008 to 38% in 2012. Portfolio is serviced for others and incentive fee structures align interests. Types of loans serviced include: first and second lien fixed rate, ARM, option ARM, high LTV, sub-performing, non-performing -- for a variety of large lender balance sheets, GSEs, private investors, and securitized trusts. December 2008 June 2012 77
Value Proposition 78 Reputation & Experience 30 years of experience working with credit sensitive loans and depreciating assets. Breadth of Market Top Ten Banks Regional Banks Securitized Trusts/Security Holders GSEs Mortgage Asset Experience First liens with property lien intact First lien deficiencies (with and without judgments) Second liens with property lien intact Second lien deficiencies (with and without judgments) Approach Borrower Centric: Balancing needs of our clients while maintaining high level of customer service, treating borrowers with respect and dignity. 78
Value Proposition (continued) 79 Compliance - Risk Mitigation To preserve client brand value, we aggressively maintain compliance with all federal and state requirements and laws. Quarterly audits are conducted to ensure our standards are met. All third-party agents (e.g. collection agencies and attorneys) are required to complete a rigorous due diligence process. Third-party score cards are used to ensure consistent performance, quality, and compliance, and are maintained over time. Compensation is tied to compliance/QA results. R&D Iterative analytic process for identifying unique behaviors and tailoring value enhancing programs. Established champion/challenger structure for vetting impact of programs. Protocol Flexibility TOS option. Agency option. 79
GT ARM Collection Life Cycle 80 Re-starts 80
Landmark ARM 81 Green Tree clients have two servicing options from which to choose: Full service (recovery, short sale, bankruptcy, legal, agency outsourcing) Open-ended engagement timeline Single point of responsibility and contact Green Tree is the system of record Reports to the credit bureaus GT ARM (Non-Agency) Landmark ARM (Agency) Post charge-off asset recovery service Fixed time period for engagement Assets can be worked within 72 hours of data received Monthly or more frequent data exchange possible Does not report to the credit bureaus 81
82 Provides continuity of debtor knowledge, allowing more effective collection efforts Creates feedback loop for improving ARM performance Leveraging common infrastructure reduces "operational friction" resulting in accelerated recoveries Allows Green Tree best practices to be deployed in an Agency model, creating additional recoveries 19 years of mortgage experience coupled with a single focus Performance Maximization Risk Mitigation Leverages Green Tree's compliant and secure infrastructure, ensuring compliance risk is minimized Customer service and compliance-based collections approach to mitigate "headline risk" Collector and supervisor incentives tied to key compliance requirements End-to-End Recovery Management Collection agency, independently licensed affiliate of Green Tree Full service recovery management in an agency model Provides Green Tree an end-to-end recoveries management process and infrastructure Landmark ARM 82
GT ARM Customer-Centric Approach 83 Customer Centricity Building relationships and customer service are at the core of our business. Our core values empower us to make decisions that balance the needs of our clients, customers and business partners to build and grow our business. Respect Performance- Oriented Teamwork Integrity Fairness Responsivenes s Accountability Prudence Dignity 83
Business Development Patricia L. Cook EVP, Business Development September 11, 2012
The US Mortgage Market is tremendous Single Family Mortgages: $10.2 trillion, with 10% of the population 30+ DQ First Liens = $9.5 trillion Second Liens = $1.2 trillion Single Family Mortgages: New Origination $1.4 trillion in 2011, up 28% in 2012 89% Govt & Conv/Conf Loans 50,000 MH units in 2011 Related Asset Classes: Student Loans/Credit Cards/Autos $2.42 trillion What is Green Tree's Opportunity Set? 85
?Large owners of credit risk (Does not include Specialty Servicers) TOTAL = $10 trillion Who are Green Tree's potential clients? ?Institutions with Large Servicing Portfolios 4Q 2011 (1) (1)Inside Mortgage Finance "Top Mortgage Servicers in 2011" 86 Green Tree's Opportunity is Concentrated with a Relatively Small Number of Institutions
Why are institutions moving / selling servicing? 87 There is both a Cyclical and Secular Opportunity for Specialty Servicers Credit performance: institutions seeking better economic performance through enhanced Collections and Loss Mitigation Protocols Example: Fannie Mae Operational relief: increased regulatory requirements coupled with a high level of delinquencies are motivating servicers to seek help Example: BAC (GSE and Non-Agency Delinquent Loan transfers, both flow and bulk. Highlighted in their 2nd Quarter Earnings Call is the decline in 60+ days delinquent first mortgages by 214,000 units in the second quarter.) Strategic decisions: consolidation in the industry Example: Aurora Economic / Capital Management Example: $250 billion in MSR traded in the last 10 months
How is servicing transferred? Servicing is being transferred both as a sub-servicing assignment and as an MSR sale. Credit Owners are more likely to favor a sub-servicing relationship and will measure performance. Successful execution leads to long term strategic partnerships resulting in significant repeat business between the parties. This is Green Tree's bread and butter, 90% of new conversions come from existing accounts. MSR Sales are generally pursued by the non-credit risk owner (although such sales often require approval by the credit risk owner) to reduce regulatory and operational burdens. For example, with an MSR sale there is no need for Vendor Oversight on the part of the seller. Platform Sales can accompany MSR sales when an entity is exiting the business. Green Tree has pursued a "capital -efficient" strategy focusing on long term strategic relationships that generate significant repeat business. However with the development of several capital sources, we will pursue targeted MSR sales. Expectation for the future is likely to be a mix of Sub-Servicing, MSR Purchases and Platform Acquisitions, could be 1/3 each. 88
Transaction Timeline is Long and Unpredictable 89 New Business is dependant on another institution's decision to outsource or sell servicing. Once an institution decides to sell MSR, the timeline is "knowable." Timeline to close a Sub-Servicing transfer with a NEW CLIENT is long and uncertain. Timeline for Repeat Business is much shorter as the due diligence has been done and the infrastructure is already in place. The large size of some transactions creates a "lumpiness" in the rate of new business conversions. 8 months Sept 2011: Initial "Pitch" Nov 2012: Board 10% of pool (Pilot test) Apr 2013: Board remaining 90% 6 months May 2012: Decision to hire GT 7 months Performance Data Review Due Diligence Initial Compliance Review Protocol, Pricing and Contract Negotiation Compliance and Regulatory Assessment Operational Preparation & Testing Performance and Incentive Evaluation

Client Current Client / Opportunity to close deal in next 6-12 months Ongoing Dialogue Agency Agency Agency Fannie Mae ? Freddie Mac ? GNMA: FHA / VA ? Bank Bank Bank Top 5 Bank ? Top 5 Bank ? Top 5 Bank ? Top 5 Bank ? Top 10 Bank ? Top 5 Bank ? Top 10 Bank ? Top 20 Bank ? Top 10 Bank ? Top 20 Bank ? Top 10 Bank ? Top 20 Bank ? Top 20 Bank ? Top 25 Bank ? Top 20 Bank ? Top 20 Bank ? Hedge Fund ? Monoline Monoline Monoline AMBAC ? MBIA ? FGIC ? Assured ? Syncora ? Green Tree's Clients and Prospects 90 The market for Specialty Servicing is concentrated, controlled by a relatively small number of institutions. Green Tree's Business Development Team has an ongoing dialogue with financial institutions that "control" the servicing on 90+% of the market. Green Tree either has a portfolio, or is working on a portfolio that should convert in the next 12 months, with 20+ institutions whose servicing assets total $7+ trillion. While the timing of conversion of Green Tree's Pipeline is hard to predict, the existing pipeline of opportunities is approximately $300 billion and includes Sub-Servicing, MSR Purchases and Platform Acquisition opportunities. The combination of industry consolidation, the size of the delinquent loan population and the regulatory burden associated with servicing could lead to the transfer of 15% - 20% of the servicing market to Specialty Servicers.
Conclusion 91 The Cyclical Opportunity that was created for Specialty Servicers as a result of the "mortgage crisis" has resulted in a Secular change in servicing favoring Specialty Servicers. Green Tree will continue to aggregate assets as a result of the Cyclical need to improve Credit Performance. Green Tree will continue to expand its Product Offerings to take advantage of all market opportunities. GNMA/FHA/VA Servicing and Performing Servicing are two examples of possible expansion. The development of Flow Programs for both delinquent accounts and new origination should provide sustainable growth as the cycle matures. Originations will play a growing role in Green Tree's overall business. Green Tree's demonstrated capabilities, both in Credit Performance and Compliance with Industry Regulations, positions us well for future growth. Looking toward the future, we expect growth to come from Sub- Servicing, MSR Purchases and Platform Acquisitions.
September 11, 2012 92 Reverse Mortgage Solutions, Inc. H. Marc Helm President and Chief Executive Officer
Reverse Mortgage Industry Reverse Mortgage Industry Since the introduction of the HECM program in 1998, 740,000 reverse mortgages with a UPB of $166 BN have been originated. 2012 origination volumes are projected to be approximately 58,000 units with a UPB of $12 BN. Today, there are approximately 582,000 reverse mortgages outstanding with a UPB of $136 BN(1). Historically, a range of proprietary products (non- government insured) were available, but today the primary product being originated is the Home Equity Conversion Mortgage (HECM), which is insured by the FHA. FHA insurance guarantees that lenders will be repaid when the home is sold, regardless of the loan balance or value of the home. FHA also guarantees to the borrower that they will be able to access their authorized loan funds and stay in the home even if the loan balance exceeds the value of the property. Today, the secondary market is dominated by Ginnie Mae who provides liquidity for nearly all new HECM originations for the 2,000 reverse mortgage originators in the market. *Annualized 2012 figure 58* Source: Reverse Market Insight (1) UPB is measured by home value at origination. Reverse mortgages are also measured by initial principal limit, which is generally the actual cash amount borrowers are authorized to receive. 93
Company Overview Founded in 2007, RMS is a leading originator and servicer of reverse mortgages Leading provider of reverse mortgage technology systems Approximately 330 employees, headquartered in Spring, TX Offices in Houston, Palm Beach Gardens, FL & Hiram, GA One of 12 active HUD-approved servicers and one of 3 major HECM sub-servicers HUD and FNMA approved HECM seller / servicer "Strong" servicer rating by S&P (July 2011) is the best in the sector. Approved GNMA issuer, servicer and master servicer for reverse mortgage HMBS RMS Business Lines Origination Servicing REO Asset Management Technology Originates through a variety of retail and wholesale channels. Issuances of $1.1BN in 1H 2012 ranking it the second largest issuer in the sector. Issued more than 130 HMBS pools ($3.9BN) since 2007. $11.8BN UPB (76,442 loans) at July 2012. Fourth largest reverse mortgage servicer in the U.S. Currently manages over 6,800 units for clients, including a large national GSE. 1H 2012 sales higher than sales for all of 2011. Develops software and technology solutions for reverse mortgage industry - both for internal use and third-parties. Selected by FHA to replace its existing mortgage insurance tracking system. 1 Includes decline in aggregation volume in early 2011 due to loss of client Urban Financial upon acquisition by Knight Capital 94
Competitive Advantages 95 Proven Management Team & Staff Reverse Mortgage - servicing and sub-servicing Forward Mortgage - servicing and sub-servicing Employee Experience Executive Management - average years in mortgage related fields - 29 years Operations Management - average years in mortgage related fields - 24 years Total Management base - average years of experience - 27 years Total number of years of experience - 511 years Loan Origination and Aggregation Specialized Default Management System applications and software development Superior Technology and Proprietary Systems RM-Navigator(r) & GPS system RMCompass(r) RMS REO Management System- (REO Central) under development STORM TM LPS Strategic Partnership
Diversified Business Model Multiple Business Lines and Income Streams Reverse Mortgage - servicing, sub-servicing & originations Aggregation/Ginnie Mae securitizations REO Management / REO Leasing System Applications RM-Navigator(r) RMCompass(r) REO Central STORM? RMS's diversification minimizes the affect of market fluctuations 96
Loan Origination Overview The company aggregates pools of reverse mortgages and issues GNMA HMBS securities. RMS earns a spread on the securitization, keeping either the full amount for retail originated loans or a fixed spread (90 - 225 bps) on the wholesale channels. RMS originates loans through its in-house retail origination group, but the majority of its production is purchased and originated through third party mortgage brokers and originators. Each month, RMS securitizes any accrued servicing fees, MIP, and advances that accrue to the loan balances through a GNMA tail security. This allows the company to realize cash proceeds for the servicing fees and reimburses for the capital needs for funding MIP and advances. Additionally, due to the current rate environment , tail securities are trading at significant premiums (108-112). The business finances its originations business on three warehouse lines with $165 MM capacity. 97
Servicing Overview RMS's servicing portfolio consists of the master servicing rights for FNMA and GNMA collateral as well as a $5.0 BN sub-servicing portfolio for 20 different clients. The company's proprietary servicing platform was developed and is managed in-house, providing scalability and customization as the servicing needs of reverse mortgages change. Systems currently meet all the requirements needed to service or sub-service private label collateral and provide a comprehensive participation system to support Ginnie Mae HMBS issuance. RMS grows its servicing business by originating and acquiring reverse mortgage loans for sale and securitization or through MSR acquisitions. The company grows its sub-servicing portfolio by winning sub-servicing assignments. RMS is one of 12 active HUD-Approved Servicers and one of 3 major HECM sub- servicers. The company currently has 10.9% market share, but with the exit of the three largest players, RMS is positioned to capture a larger market share of new originations and servicing. 98
REO Management Overview In March 2011, RMS entered into a contract to manage and liquidate a GSE's REO related to its reverse mortgage portfolio. This nationwide project resulted in a substantial reduction in losses incurred for their reverse mortgage REO. Additionally, the company has been enlisted by a large national depository to manage a portfolio of approximately 5,100 reverse mortgage units which are primarily in default and will result in red within 12-18 months. RMS sells approximately 70-75% of their properties within the 6 month time period. Managing reverse mortgage REOs requires a different strategy than forward mortgage assets because HUD requires that properties be liquidated within 6 months and sold at 100% of appraised value in order for the asset owner to be reimbursed for losses under claims from FHA. In the event that the property is not sold within 6 months, a new appraisal must be done and FHA will commit to satisfying a claim up to that amount. The investor/ servicer bears any losses beyond that threshold. While the REO asset management unit is designed to manage reverse mortgage assets, we believe these capabilities could be leveraged to manage forward REOs. 99
Technology Overview In 2010, RMS was selected by FHA to develop a system that will replace the existing FHA Mortgage insurance collection and tracking system (IACS), known internally as the STORM project. The contract with FHA is for five years and consists of development and maintenance fees. The company anticipates additional FHA contracts will follow as a result of the work on the STORM project. The company is completing development on its "REO Central" platform which will interface with real estate brokers who are marketing properties on RMS's behalf. REO Central is expected to launch in the Q4 2012. 100
Appendix 101
Reverse Mortgage Product Reverse mortgages are non-recourse loans which are secured by the borrower's primary residence and allow the borrower to convert home equity into cash. Eligibility Borrowers must be at least 62 years old, they must live in the property, and cannot carry any other debt against the property. The borrowers must also complete HUD counseling prior to being issued a reverse mortgage. Ongoing obligations Although there are no monthly payments due, the borrower must continue to pay taxes and insurance, they must keep the home in good repair according to FHA quality standards, and must maintain primary occupancy. Failure to do so, could result in foreclosure of the property. Loan Determination Because payments are not due from the borrower, the product is not underwritten according to the credit worthiness. Instead, loan proceeds are determined by the borrower's age and life expectancy as determines by census mortality tables, interest rates, and home value. Loan Balance Unlike forward mortgages, reverse mortgage balances grow over time as the borrower makes additional draws and as interest, servicing fees, MIP and advances accrue to the balance. The maximum allowable loan by FHA is currently $625,000. Payment Plans Borrowers can choose between a lump sum up front, an income stream, a line of credit or some combination of the three. In total, there are 5 payment plans. Loan Repayment Reverse mortgages do not have a fixed term but instead a pay-off is triggered by either the death of the borrower ("mortality"), borrowers moving out of the home ("mobility"), or other causes such as refinance or foreclosure. 102
Competitive Landscape Reverse Mortgage Servicers Lender Rank Loans Serviced (est) Market Share (est) Nationstar 1 125,000 - 140,000 17.9 % Financial Freedom 2 115,000 - 130,000 16.4 % Wells Fargo 3 110,000 - 120,000 15.7 % Reverse Mortgage Solutions 4 76,000 10.9 % JB Nutter 5 35,000 - 42,000 5.0 % Generation Mortgage 6 20,000 - 30,000 2.9 % Department of HUD 7 14,000 - 17,000 2.0 % Sun West Mortgage 8 13,000 - 15,000 1.9 % Total 700,000 - 750,000 Firm Rank Volume ($ MM) # Pools Metlife 1 $622.1 21 Reverse Mortgage Solutions 2 $598.9 25 Urban Financial Group 3 $422.9 24 Generation Mortgage Company 4 $199.4 20 Wells Fargo 5 $90.2 5 Sun West Mortgage 6 $88.9 12 Nationstar Mortgage 7 $62.4 16 Total $2,084.8 123 Top HMBS Issuers (Q2 2012) There are currently over 2,000 HECM loan originators and 12 active loan servicers in the reverse industry. The two largest HECM originators, Bank of America and Wells Fargo, exited the market in 2011. More recently, Met Life also announced its intention to exit the market. Source: Reverse Mortgage Solutions, Inc. estimates Source: RMS, Cantor Fitzgerald 103
Closing Comments Mark J. O'Brien Chairman and Chief Executive Officer September 11, 2012